Exhibit 10.3

AMENDMENT TO LIQUIDITY ASSET PURCHASE AGREEMENT

[Mohawk Factoring, Inc.]

This AMENDMENT TO Liquidity Asset Purchase Agreement (this "Amendment") is entered into as of August 2, 2004, among SUNTRUST BANK, a Georgia banking corporation, individually and as Liquidity Agent, THREE PILLARS FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, the "Company"), and SUNTRUST CAPITAL MARKETS, INC., a Tennessee corporation, as "TPFC Agent," and pertains to the Amended and Restated Liquidity Asset Purchase Agreement among the parties hereto dated as of August 4, 2003 (the "Existing Agreement").  Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Existing Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto agrees that the Existing Agreement is hereby amended to extend the Purchase Termination Date to August 1, 2005.

Except as expressly amended above, the Existing Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.  This Amendment shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the Conduit, the Administrator, the Liquidity Agent and each Purchaser and their respective successors and assigns.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<signature page follows>

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THREE PILLARS FUNDING LLC

By:

Name:

Title:

SUNTRUST BANK, Individually and as Liquidity Agent

By:

Name:

Title:

SUNTRUST CAPITAL MARKETS, INC., as TPFC Agent

By:

Name:

Title: